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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 21, 2001

                          Bio-Technology General Corp.
               (Exact name of issuer as specified in its charter)




          Delaware                       0-15313                13-3033811
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
      of Incorporation)                                     Identification No.)



           70 Wood Avenue
             Iselin, N.J.                                        08830
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (732) 632-8800



                                      None.
                 (Former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

         On February 21, 2001 Bio-Technology General Corp. (the "Company") entered into a definitive agreement to acquire Myelos Corporation, a privately held biopharmaceutical company. On February 22, 2001 the Company announced the definitive agreement to acquire Myelos and its results of operations for the quarter and the year ended December 31, 2000. Copies of the press releases announcing the agreement to acquire Myelos Corporation and the Company's results of operations are filed as an exhibit to this report and are hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements

                  None.

         (b)      Pro Forma Financial Information

                  None.

         (c)      Exhibits

                  99.1. Press release of the Company issued on February 22, 2001 relating to the Company's entering into a definitive agreement to acquire Myelos Corporation.

                  99.2 Press release of the Company issued on February 22, 2001 relating to the Company's fourth quarter and year end earnings.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BIO-TECHNOLOGY GENERAL CORP.
                                  (Registrant)


                                  By: /s/ ROBERT SHAW
                                      ------------------------------------------
                                        Robert Shaw
                                        Senior Vice President-General Counsel


Dated: February 28, 2001